EXHIBIT 32.1
                           SECTION 1350 CERTIFICATION

    CERTIFICATION PURSUANT TO 13 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report of Dolphin Digital Media, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William O'Dowd IV as Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 13 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 13, 2008.



/s/ William O'Dowd IV
--------------------------------
Name: William O'Dowd IV
Chief Executive Officer & Chief Financial Officer






                                       20